UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2020

BERRY GLOBAL GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices / Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2020, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Berry Global Group, Inc. (the “Company”) adopted the following new or amended forms of award agreements under the Berry Global Group, Inc. 2015 Long-Term Incentive Plan (the “Plan”): (i) employee stock option award agreement; (ii) employee performance-based restricted stock unit (“PSU”) award agreement; (iii) director stock option award agreement; and (iv) director restricted stock unit (“RSU”) award agreement.

Employee Non-Qualified Stock Option Award Agreement

The form of employee stock option award agreement provides that the exercise price for the option awards is the fair market value of the Company’s common stock on the date of grant. The options become vested and exercisable over a four-year period, vesting in 25% increments on each of the first four anniversaries of the grant date. Vesting of the options is generally subject to the recipient’s continued employment at the Company or a subsidiary as of the applicable vesting date, except as otherwise specifically set forth in the award agreement. The recipient may exercise any vested portion of the stock option during the period that begins on the grant date and ends on the earliest of (a) the tenth (10th) anniversary of the grant date; (b) three months following the date that recipient’s employment is terminated for any reason other than death, disability, retirement, or for cause; or (c) twelve months after the recipient’s employment is terminated due to death or disability. The recipient may not exercise the stock option after the date that the Company or an affiliate determines that the recipient’s employment will be terminated for cause (and the recipient is contemporaneously or thereafter terminated) or the date that the recipient violates a non-solicitation or non-compete agreement with the Company or an affiliate.

The foregoing summary of the form of employee stock option award agreement is qualified in its entirety by reference to the text of the form of employee stock option award agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employee Performance-Based Restricted Stock Unit Award Agreement

The form of employee PSU award agreement provides that PSUs will be earned based on the achievement of established performance metrics over the applicable three fiscal years (the “Performance Period”) related to the Company’s relative total shareholder return (“TSR”) as compared to the TSR of companies in a specified peer group of companies during the Performance Period, and the Company’s return on capital employed (“ROCE”), as defined in and calculated pursuant to the agreement. Achievement of the TSR and ROCE metrics with respect to the PSUs during the Performance Period will result in payouts of 50%, 100% and 200% of the target number of PSUs awarded at threshold, target and maximum performance, respectively. The amount of PSUs earned with respect to actual performance between threshold and maximum performance is interpolated on a straight-line basis, and performance below the threshold will result in no PSUs earned with respect to that metric. PSUs are generally subject to the recipient’s continued employment by the Company or an affiliate through the end of the Performance Period, except as otherwise specifically set forth in the award agreement. If the Company or an affiliate determines that the recipient’s employment will be terminated for cause prior to the end of the Performance Period and the recipient is contemporaneously or thereafter terminated, then the entire PSU award is forfeited as of the date the Company or affiliate determines to terminate the recipient. Vested PSUs will be settled in cash or cash equivalents no later than the 15th day of the third month following the last day of the performance period.

The foregoing summary of the form of employee PSU award agreement is qualified in its entirety by reference to the text of the form of employee stock option award agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

Director Non-Qualified Stock Option Award Agreement

The form of director stock option award agreement provides that the exercise price for the option awards issued is the fair market value of the Company’s common stock on the date of grant. The options become vested and exercisable on the first anniversary of the grant date, subject to the recipient’s continued service on the Board through such date, except as otherwise specifically set forth in the award agreement. The recipient may exercise any vested portion of the stock option during the period that begins on the grant date and ends on the earliest of (a) the tenth (10th) anniversary of the grant date or (b) two (2) years following the date that recipient’s service is terminated for any reason other than for cause. The recipient may not exercise the stock option after the date that the Company or an affiliate determines that the recipient’s service will be terminated for cause (and the recipient is contemporaneously or thereafter terminated) or the date that the recipient violates a non-solicitation or non-compete agreement with the Company or an affiliate.

The foregoing summary of the form of director stock option award agreement is qualified in its entirety by reference to the text of the form of director stock option award agreement attached hereto as Exhibit 10.3 and incorporated herein by reference.

Director Time-Based Restricted Stock Unit Award Agreement

The form of director RSU award agreement provides that RSUs will vest in full on the first anniversary of the grant date, subject to the recipient’s continued service through such date, except as otherwise specifically set forth in the award agreement. If the Company or an affiliate determines that the recipient’s service will be terminated for cause prior to such vesting date and the recipient is contemporaneously or thereafter terminated, then all of the RSUs are forfeited as of the date the Company or affiliate determines to terminate the recipient. Vested RSUs will be settled in shares of Company common stock within the 60-day period following the first anniversary of the grant date.

The foregoing summary of the form of director RSU award agreement is qualified in its entirety by reference to the text of the form of director RSU award agreement attached hereto as Exhibit 10.4 and incorporated herein by reference.

Executive Officer Equity Awards

On November 23, 2020, the Committee also approved awards of nonqualified stock options and PSUs to certain executive officers under the Plan. The following table sets forth the stock options and PSUs which were awarded to the Company’s named executive officers:

Name	Position	Options	PSUs
Thomas E. Salmon	Chief Executive Officer and Chairman of the Board	296,667	59,333
Mark W. Miles	Chief Financial Officer and Treasurer	81,333	16,267
Curtis L. Begle	President, Health, Hygiene and Specialties Division	51,333	10,267
Jean-March Galvez	President, Consumer Packaging – International Division	62,667	12,533
Jason K. Greene	Executive Vice President, Chief Legal Officer, and Secretary	51,333	10,267

These PSUs will be earned based on actual performance of relative TSR (50% weighting) and ROCE (50% weighting) over three fiscal years beginning September 20, 2020

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Employee Non-Qualified Stock Option Award Agreement
10.2	Form of Employee Performance-Based Stock Unit Award Agreement
10.3	Form of Director Non-Qualified Stock Option Award Agreement
10.4	Form of Director Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)

Dated: November 30, 2020	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary